SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                October 10, 2002
                                ----------------
                        (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
                           --------------------------
             (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)

        1750 East Sunrise Blvd.                    33304
                                                   -----
        Ft. Lauderdale, Florida                   (Zip Code)
        -----------------------
(Address of principal executive offices)


                                   65-0507804
                             -----------------------
                        (IRS Employer Identification No.)




                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.       Other Events and Regulation FD Disclosure

     On October 10, 2002, BankAtlantic Bancorp, Inc. issued a press release announcing that it had called for redemption $43.65 million of its 9 1/2% Cumulative Trust Preferred Securities effective November 12, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements and Exhibits


(c)      Exhibits

                  99.1     Press Release dated October 10, 2002.

                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANKATLANTIC BANCORP, INC.



                                        By: /s/ James White
                                        ----------------------------------------
                                                James White
                                          Chief Financial Officer
                                       and Executive Vice President


Dated: October 10, 2002



I:\W-CO\34057\000\9halftprsredeem\8k.doc


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                                                             EXHIBIT INDEX


Exhibit           Description

99.1                       Press Release dated October 10, 2002